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                                   EXHIBIT 2
                                      TO
                               AMENDMENT NO. 17
                                      TO
                                 STATEMENT ON
                                 SCHEDULE 13G
                                FILED WITH THE
                      SECURITIES AND EXCHANGE COMMISSION
                                 ON BEHALF OF
                            AMSOUTH BANCORPORATION
                                      AND
                            AMSOUTH BANK OF ALABAMA


             Report for the Calendar Year Ended December 31, 1995


        The undersigned, AmSouth Bancorporation and AmSouth Bank of Alabama, hereby agree that the foregoing Statement on Schedule 13G is filed on behalf of each of them.


                                    AMSOUTH BANCORPORATION



                                    By: /s/ Carl L. Gorday
                                       --------------------------------------
                                       Carl L. Gorday, Assistant Secretary



                                    AMSOUTH BANK OF ALABAMA



                                    By: /s/ Carl L. Gorday
                                       --------------------------------------
                                       Carl L. Gorday, Vice President